UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2016

COMM 2016-DC2 Mortgage Trust (Central Index Key Number 0001663244)
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Central Index Key Number 0001013454)
(Exact name of registrant as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
KeyBank National Association
(Central Index Key Number 0001089877)
Jefferies LoanCore LLC
(Central Index Key Number 0001555524)
(Exact names of sponsors as specified in their charters)

Delaware	333-206705-02	81-1634426 81-1758688 81-6375604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 16, 2016, a series of mortgage pass-through certificates, entitled COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-DC2 (the “Certificates”), was issued by COMM 2016-DC2 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Mortgage Loan identified as “Birch Run Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Birch Run Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Birch Run Premium Outlets Whole Loan”) that includes the Birch Run Premium Outlets Mortgage Loan and six other pari passu loans, which are not assets of the Issuing Entity (each, a “Birch Run Premium Outlets Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Birch Run Premium Outlets Whole Loan is to be serviced and administered (i) until the securitization of the Birch Run Premium Outlets Pari Passu Controlling Companion Loan (as defined below), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Birch Run Premium Outlets Controlling Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization. Subsequent to the COMM 2016-DC2 securitization transaction, the Birch Run Premium Outlets Pari Passu Companion Loan designated as (i) Note A-2 was split into a Note A-2-A and a Note A-2-B (the “Birch Run Premium Outlets Controlling Companion Loan”) and (ii) Note A-1-B was split into a Note A-1-B1 and Note A-1-B2. The co-lender agreement governing the respective rights of the holders of the promissory notes evidencing the Birch Run Premium Outlets Whole Loan was accordingly amended and restated through and including the Second Amended and Restated Co-lender Agreement, dated as of October 20, 2016, which is attached hereto as Exhibit 99.1.

On December 8, 2016, the Birch Run Premium Outlets Pari Passu Controlling Companion Loan was securitized pursuant to the CD 2016-CD2 Mortgage Trust securitization transaction. As of such date, the Birch Run Premium Outlets Whole Loan, including the Birch Run Premium Outlets Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2016 (the “CD 2016-CD2 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The CD 2016-CD2 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

The terms and conditions of the CD 2016-CD2 Pooling and Servicing Agreement applicable to the servicing of the Birch Run Premium Outlets Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 16, 2016; however, the special servicing arrangements under the CD 2016-CD2 Pooling and Servicing Agreement differ in certain respects. For example, the special servicing fee rate under the CD 2016-CD2 Pooling and Servicing Agreement with respect to the Birch Run Premium Outlets Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee of $3,500 for the related month.

Item 6.02. CHANGE OF SERVICER OR TRUSTEE.

Effective as of December 8, 2016, the Birch Run Premium Outlets Whole Loan will be specially serviced, if necessary, pursuant to the CD 2016-CD2 Pooling and Servicing Agreement by KeyBank National Association. KeyBank National Association is also a loan seller and a primary servicer under the COMM 2016-DC2 Mortgage Trust securitization transaction.

KeyBank National Association, a national banking association (“KeyBank”), is the special servicer under the CD 2016-CD2 Pooling and Servicing Agreement. KeyBank is a wholly-owned subsidiary of KeyCorp. KeyBank maintains a servicing office at 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211. KeyBank is not an affiliate of the issuing entity, the depositor, the trustee, the custodian, the certificate administrator, the sponsors, any originator, the master servicer, the operating advisor, the asset representations reviewer, or any sub-servicer under the CD 2016-CD2 Mortgage Trust securitization transaction.

KeyBank has been engaged in the servicing of commercial mortgage loans since 1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KeyBank’s portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

Loans	12/31/2013	12/31/2014	12/31/2015	9/30/2016
By Approximate Number	16,716	16,772	16,876	16,032
By Approximate Aggregate
Principal Balance (in billions)	$170.1	$174.6	$185.2	$183.1

Within this servicing portfolio are, as of September 30, 2016, approximately 98,766 loans with a total principal balance of approximately $144.1 billion that are included in approximately 459 commercial mortgage-backed securitization transactions.

KeyBank’s servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States. KeyBank also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third parties. Based on the aggregate outstanding principal balance of loans being serviced as of June 30, 2016, the Mortgage Bankers Association of America ranked KeyBank the third largest commercial mortgage loan servicer for loans related to commercial mortgage-backed securities in terms of total master and primary servicing volume.

KeyBank has been a special servicer of commercial mortgage loans and commercial real estate assets included in CMBS transactions since 1998. As of September 30, 2016, KeyBank was named as special servicer with respect to commercial mortgage loans in 119 commercial mortgaged-backed securities transactions totaling approximately $52.7 billion in aggregate outstanding principal balance and was special servicing a portfolio that included approximately 41 commercial mortgage loans with an aggregate outstanding principal balance of approximately $167.0 million, which portfolio includes multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States.

The following table sets forth information on the size and growth of KeyBank’s managed portfolio of specially serviced commercial mortgage loans for which KeyBank is the named special servicer in CMBS transactions in the United States.

CMBS (US)	12/31/2013	12/31/2014	12/31/2015	9/30/2016
By Approximate Number of Transactions	92	102	111	119
By Approximate Aggregate Principal Balance (in billions)	$45.600	$47.3	$56.2	$52.7

KeyBank has resolved over $14.8 billion of U.S. commercial mortgage loans over the past 10 years, $13.35 million of U.S. commercial mortgage loans during 2006, $16 million of U.S. commercial mortgage loans during 2007, $1.32 billion of U.S. commercial mortgage loans during 2008, $1.74 billion of U.S. commercial mortgage loans during 2009, $2.9 billion of U.S. commercial mortgage loans during 2010, $2.27 billion of U.S. commercial mortgage loans during 2011, and $1.89 billion of U.S. commercial mortgage loans during 2012 and $2.69 billion U.S. commercial mortgage loans during 2013, $628.5 million of U.S. commercial mortgage loans during 2014, and $1.4 billion of U.S. commercial mortgage loans during 2015.

KeyBank is approved as the master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody’s, S&P, Fitch and Morningstar. Moody’s does not assign specific ratings to servicers. KeyBank is on S&P’s Select Servicer list as a U.S. Commercial Mortgage Master Servicer and as a U.S. Commercial Mortgage Special Servicer, and S&P has assigned to KeyBank the rating of “Strong” as a master servicer, primary servicer and special servicer. Fitch has assigned to KeyBank the ratings of “CMS1” as a master servicer, “CPS2” as a primary servicer and “CSS1-” as a special servicer. Morningstar has assigned to KeyBank the rankings of “MOR CS1” as master servicer, “MOR CS1” as primary servicer and “MOR CS1” as special servicer. S&P’s, Fitch’s, and Morningstar’s ratings of a servicer are based on an examination of many factors, including the servicer’s financial condition, management team, organizational structure and operating history.

KeyBank’s servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KeyBank to process mortgage servicing activities including: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports. KeyBank generally uses the CREFC® format to report to trustees of commercial mortgage-backed securities (CMBS) transactions and maintains a website (www.keybank.com/key2cre) that provides access to reports and other information to investors in CMBS transactions that KeyBank is the master servicer.

KeyBank maintains the accounts it uses in connection with servicing commercial mortgage loans. The following table sets forth the ratings assigned to KeyBank’s long-term deposits and short-term deposits.

	S&P	Fitch	Moody’s
Long-Term Deposits	A-	A-	Aa3
Short-Term Deposits	A-2	F1	P-1

KeyBank believes that its financial condition will not have any material adverse effect on the performance of its duties under the CD 2016-CD2 Pooling and Servicing Agreement and, accordingly, will not have any material adverse impact on the performance of the mortgage loans or the performance of the certificates under the CD 2016-CD2 Mortgage Trust securitization transaction.

KeyBank has developed policies, procedures and controls for the performance of its master servicing and special servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer, and (iv) manage delinquent loans and loans subject to the bankruptcy of the borrower.

KeyBank’s servicing policies and procedures for the servicing functions it will perform under the pooling and servicing agreement for assets of the same type included in the CD 2016-CD2 Mortgage Trust are updated periodically to keep pace with the changes in the CMBS industry. For example, KeyBank has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002, as amended, and (ii) established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KeyBank’s servicing policies and procedures have been generally consistent for the last three years in all material respects.

As the special servicer, KeyBank is generally responsible for the special servicing functions with respect to the underlying mortgage loans and any REO properties. KeyBank may from time to time perform some of its servicing obligations under the pooling and servicing agreement through one or more third-party vendors that provide servicing functions such as tracking and reporting flood zone changes, performing UCC searches, filing UCC financing statements and amendments, appraisals, environmental assessments, property condition assessments, property management, real estate brokerage services and other services necessary in the routine course of acquiring, managing and disposing of REO properties. KeyBank will, in accordance with its internal procedures and applicable law, monitor and review the performance of any third-party vendors retained by it to perform servicing functions, and KeyBank will remain liable for its servicing obligations under the pooling and servicing agreement as if KeyBank had not retained any such vendors.

The manner in which collections on the underlying mortgage loans are to be maintained is described under “Pooling and Servicing Agreement—Accounts” in the Prospectus filed by the CD 2016-CD2 Mortgage Trust pursuant to Rule 424(b)(2) on December 8, 2016. Generally, all amounts received by KeyBank on the underlying mortgage loans are initially deposited into a common clearing account with collections on other commercial mortgage loans serviced by KeyBank and are then allocated and transferred to the appropriate account within the time required by the pooling and servicing agreement. Similarly, KeyBank generally transfers any amount that is to be disbursed to a common disbursement account on the day of the disbursement. All amounts received by KeyBank in connection with any REO property held by the CD 2016-CD2 Mortgage Trust are deposited into an REO account.

KeyBank will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. KeyBank may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that KeyBank has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the CD 2016-CD2 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which KeyBank was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of KeyBank as special servicer, including as a result of KeyBank’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.

From time to time KeyBank is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer and otherwise arising in the ordinary course of its business. One such action was brought by a certificateholder of the J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC18 in the Supreme Court of New York, County of New York, in connection with KeyBank’s determination of the fair value of a loan secured by the Bryant Park Hotel in New York City. KeyBank denies liability in such action, and KeyBank does not believe that such action or any other lawsuits or legal proceedings that are pending at this time would, individually or in the aggregate, have a material adverse effect on its business or its ability to service the underlying mortgage loans pursuant to the pooling and servicing agreement. KeyBank is not aware of any other lawsuits or legal proceedings, contemplated or pending, by governmental authorities against KeyBank at this time.

 Neither KeyBank nor any of its affiliates owns any certificates issued by the COMM 2016-DC2 Mortgage Trust or any other economic interest in the COMM 2016-DC2 securitization.  However, KeyBank or its affiliates may own in the future certain classes of certificates issued by the COMM 2016-DC2 Mortgage Trust. Any such party will have the right to dispose of any such certificates at any time.

The foregoing information regarding KeyBank under this item other than the first paragraph under this item has been provided by KeyBank.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
99.1	Second Amended and Restated Co-lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as the note A-1-A holder, German American Capital Corporation, as the note A-1-B1 holder, German American Capital Corporation, as the note A-1-B2 holder, Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as the note A-2-A holder and the note A-4 holder, German American Capital Corporation, as the note A-2-B holder, and German American Capital Corporation, as the note A-3 holder.
99.2	Pooling and Servicing Agreement, dated as of December 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:/s/ Matt Smith
Name: Matt Smith
Title: Director

By:/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: December 14, 2016

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No. --------------------	Description ----------------	Paper (P) or Electronic(E) -----------------
99.1	Second Amended and Restated Co-lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as the note A-1-A holder, German American Capital Corporation, as the note A-1-B1 holder, German American Capital Corporation, as the note A-1-B2 holder, Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as the note A-2-A holder and the note A-4 holder, German American Capital Corporation, as the note A-2-B holder, and German American Capital Corporation, as the note A-3 holder.	(E)
99.2	Pooling and Servicing Agreement, dated as of December 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)